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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 22, 2005

                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-9924                    52-1568099
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)

                    399 Park Avenue, New York, New York 10043
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 7.01 Regulation FD Disclosure.

On August 22, 2005, Citigroup Inc. issued a press release announcing a senior management realignment.

Exhibit 99.1 is a copy of the above-referenced press release. The press release is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of Citigroup Inc. under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number
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          99.1          Press release, dated August 22, 2005, issued by
                        Citigroup Inc.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2005                      CITIGROUP INC.


                                            By: /s/ Michael S. Helfer
                                                -------------------------------
                                                Name:  Michael S. Helfer
                                                Title: General Counsel and
                                                       Corporate Secretary

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                                  EXHIBIT INDEX

Exhibit Number
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     99.1           Press release, dated August 22, 2005, issued by Citigroup
                    Inc.